                                                                     EXHIBIT T3F

                             CROSS-REFERENCE TABLE*

TRUST INDENTURE ACT SECTION                                   INDENTURE SECTION
---------------------------                                   -----------------
310(a)(1)...................................................            7.10
(a)(2)......................................................            7.10
(a)(3)......................................................            N.A.
(a)(4)......................................................            N.A.
(a)(5)......................................................            7.10
(b).........................................................            7.10
(c).........................................................            N.A.
311(a)......................................................            7.11
(b).........................................................            7.11
(c).........................................................            N.A.
312.........................................................            2.05
312(a)......................................................            2.05
(b).........................................................           12.03
(c).........................................................           12.03
313(a)......................................................            7.06
(b)(1)......................................................            N.A.
(b)(2)......................................................            7.06
(c).........................................................     7.06; 12.02
(d).........................................................            7.06
314(a)......................................................            4.03
3.14(a)(4)..................................................           12.05
(b).........................................................           10.02
(c)(1)......................................................     7.02, 12.04
(c)(2)......................................................     7.02, 12.04
(c)(3)......................................................     7.02, 12.04
(d).........................................................           10.05
(e).........................................................           12.05
(f).........................................................            N.A.
315(a)......................................................          7.01(b)
(b).........................................................            7.05
(c).........................................................          7.01(a)
(d).........................................................          7.01(c)
(e).........................................................            6.11
316(a) (last sentence)......................................            2.09
(a)(1)(A)...................................................      6.02, 9.02
(a)(1)(B)...................................................      6.04, 9.02
(a)(2)......................................................            N.A.
(b).........................................................      6.04, 9.02
(c).........................................................            N.A.
317(a)(1)...................................................            6.08
(a)(2)......................................................            6.09
(b).........................................................            2.04
318(a)......................................................           12.01
(b).........................................................            N.A.
(c).........................................................           12.01

------------------------

N.A. means not applicable.

* This Cross-Reference Table is not part of the Indenture.